UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2022
 _________________________
WEBSTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Effective January 31, 2022, Webster Financial Corporation ("Webster") completed its previously announced merger with Sterling Bancorp ("Sterling") pursuant to the Agreement and Plan of Merger, dated as of April 18, 2021, by and between Webster and Sterling (the "Merger"), as previously disclosed in the Current Report on Form 8-K filed on February 1, 2022 (the "Original 8-K"), which was subsequently amended by the Current Report on Form 8-K/A filed on February 3, 2022 ("Amendment No. 1"). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K, as previously amended by Amendment No. 1, to include the financial statements of Sterling and pro forma financial information required by Item 9.01 of Form 8-K (this "Amendment No. 2").
The pro forma financial information included in this Amendment No. 2 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Webster and Sterling would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, this Amendment No. 2 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K, as amended by Amendment No. 1.

Item 9.01	Financial Statements and Exhibits
(a)Financial Statements of Business Acquired.
The audited consolidated financial statements of Sterling and related notes as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021, 2020, and 2019, are filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of Webster as of December 31, 2021, giving effect to the Merger as if it had been completed on December 31, 2021, and the unaudited pro forma condensed combined statement of income of Webster for the fiscal year ended December 31, 2021, giving effect to the Merger as if it had been completed on January 1, 2021, and related notes, are filed as Exhibit 99.2 hereto and incorporated herein by reference.
(d)Exhibits.

Exhibit Number	Description
23	Consent of Crowe, LLP, independent registered public accounting firm (with respect to Sterling Bancorp).
99.1	Audited consolidated financial statements of Sterling Bancorp as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021, 2020, and 2019.
99.2
Unaudited pro forma condensed combined balance sheet of Webster Financial Corporation as of December 31, 2021, and unaudited pro forma condensed combined statement of income of Webster Financial Corporation for the fiscal year ended December 31, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: April 15, 2022	/s/ Albert J. Wang
Albert J. Wang
Executive Vice President and Chief Accounting Officer